UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                 Date of Earliest Event Reported: April 22, 2009


                             SUN RIVER ENERGY, INC.
             (Exact name of registrant as specified in its charter)


            Colorado                  000-27485                84-1491159
------------------------------  --------------------  --------------------------
(State or other jurisdiction      (Commission File    (IRS Employer Identifi
      of incorporation)                Number)             -cation Number)


                       7609 Ralston Road, Arvada, CO 80002
                       -----------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (303) 422-8127
                                 --------------
               Registrant's telephone number, including area code


                        --------------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                  SECTION 3 - SECUTIRITRIES AND TRADING MARKETS

ITEM 3.02 - Unregistered Sales of Equity Securities.

Consulting Agreement Shares

In January 2009, Sun River Energy, Inc. (the Company) entered into a Consulting Agreement for Services (Consulting Agreement) with J.H. Brech, LLC (J.H. Brech) in a business advisement capacity.

As part of the Consulting Agreement, J.H. Brech is to receive 50,000 shares of the Company's restricted common stock as a retainer for the services. J.H. Brech will receive a monthly payment to consist of a warrant exercisable for 20,000 shares of the Company's restricted common stock. The warrants will have a term of 2 years and provide for a cashless exercise. The exercise price of the warrant shall be the closing market price on the last day of the month of issuance.

The Company has issued warrants for the month of February and March 2009. The warrant issued on February 28, 2009 has an exercise price of $0.54 per share. The warrant issued on March 31, 2009 has an exercise price of $0.70 per share.

Promissory Note Shares

On October 15, 2007, the Company entered into a promissory note for $19,154 with an existing shareholder of the Company. The promissory note contained a provision that allowed for the promissory note to be converted into shares of the Company's restricted common stock at $0.25 per share. In April 2009, holder of the promissory note converted the principal and accrued interest of the promissory note into 124,036 shares of the Company's restricted common stock.


                            SECTION 7 - REGULATION FD

Item 7.01 Regulation Fd Disclosure.

Press Release

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On April 24, 2009, the Company made a press release regarding the progress of Thomasson Partners Associates, Inc. The text of the press release is attached hereto as Exhibit 99.1.

                   SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

         (c) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

     Exhibit No.                                                 Description
            99.1        Press Release, dated April 22, 2009
--------------------
*Filed herewith

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                             SUN RIVER ENERGY, INC.


                                             By:   /s/Redgie Green
                                                 -------------------------------
                                                 Redgie Green, President


                                             Date: April 29, 2009